Regulatory Matters	3 Months Ended
Mar. 31, 2015
Regulated Operations [Abstract]
Regulatory Matters
Regulatory Matters
The FERC regulates the transportation and sale for resale of natural gas in interstate commerce under the NGA and the Natural Gas Policy Act of 1978, as amended. Under the NGA, the FERC has authority over rates, terms and conditions of services performed by Cove Point and DCG. The FERC also has jurisdiction over siting, construction and operation of natural gas import facilities and interstate natural gas pipeline facilities.

There have been no significant developments regarding the regulatory matters disclosed in Note 9 to the Consolidated Financial Statements in Dominion Midstream's Annual Report on Form 10-K for the year ended December 31, 2014.

During the second quarter of 2013, DCG executed binding precedent agreements for the approximately $35 million Edgemoor Project. The FERC approved the Edgemoor Project in February 2015 and construction commenced in March 2015. The project is expected to be placed into service in the fourth quarter of 2015.

In April 2014, DCG executed a binding precedent agreement for the approximately $35 million Columbia to Eastover Project.

In connection with Dominion's acquisition of DCG on January 31, 2015, Dominion agreed to a rate moratorium which precludes DCG from filing a Section 4 NGA general rate case to establish base rates that would be effective prior to January 1, 2018.